Exhibit 99.1

NEWS RELEASE COMPUWARE CORPORATION
Corporate Headquarters
One Campus Martius • Detroit, Michigan 48226
(313) 227-7300

For Immediate Release
July 23, 2013

Compuware Corporation Reports First Quarter, Fiscal Year 2014 Results

•	Non-GAAP EPS of 10 cents per share, excluding charges for stock compensation, amortization of purchased software and acquired intangibles, restructuring and advisory fees

•	Total Q1 revenue of $227.5M, up slightly year-over-year

•	Compuware Covisint and Changepoint Q1 total revenue increases by 17.1 and 17.2 percent year-over-year, respectively

•	APM contribution margin improves by 6 percent from (6.9) percent to (0.8) percent year-over-year, as business unit focuses on profitable growth

•	Strong operating cash flow of approximately $28.7M

DETROIT, July 23, 2013 -- Compuware Corporation (Nasdaq: CPWR), the technology performance company, today announced financial results for its first quarter, fiscal year 2014 ended June 30, 2013.

Non-GAAP net income for the quarter was $22.4 million, or $0.10 per diluted share, compared to $19.1 million, or $0.09 per diluted share in the year-ago period. GAAP net income for the first quarter was $10 million, or $0.05 per diluted share, compared to $10.5 million, or $0.05 per diluted share in the year-ago period.

(Included in the financial tables is a reconciliation between non-GAAP and GAAP results.)

“The first quarter was a good start to the year, and the results support our fiscal year 2014 forecast,” said Compuware President and CEO Bob Paul. “The quarter was marked by several positive developments, including the improvement of our sales pipelines, the release of key, innovative solution enhancements and the acquisition of several new, strategic customers in critical new growth areas. In addition to establishing strong momentum during the quarter, Q1 was also highlighted by the continued progress of our shareholder-creation initiatives, including the issuance of the company’s first-ever quarterly cash dividend and the furthering of our cost-rationalization efforts. Regarding these efforts, we remain on track to eliminate $45 million in corporate expenses in fiscal year 2014, as part of our larger goal of eliminating a minimum of $80 million to $100 million of these costs from the business over the next two years.”

First Quarter Fiscal Year 2014 Results

During the company's first quarter:

•	Total revenues were approximately $227.5 million, up slightly over Q1 last year

•	Software license fees were approximately $35.4 million, up approximately 4.2 percent from Q1 last year

Compuware Corporation Reports First Quarter, Fiscal Year 2014 Results
July 23, 2013

•	Maintenance fees were approximately $98.5 million, down approximately 4.3 percent from Q1 last year

•	Subscription fees were approximately $20.8 million, up approximately 1.5 percent from Q1 last year

•	Professional services revenues were approximately $48.7 million, up approximately 1.1 percent from Q1 last year

•	Covisint revenues were approximately $24.1 million, up approximately 17.1 percent from Q1 last year; subscription fees up 22 percent year-over-year.

First Quarter Fiscal Year 2014 Highlights

During the first quarter, Compuware:

•	Enhanced Abend-AID, the industry’s leading fault management solution, making it even easier to use, especially for staff unfamiliar with mainframe legacy systems.

•	Announced enhancements to Compuware APM for Mainframe, the industry’s leading 24/7 end-to-end transaction management solution spanning the edge of the Internet, through distributed systems and into mainframe environments.

•	Filed a registration statement on form S-1 with the Securities and Exchange Commission with respect to the issuance of shares of Covisint common stock.

•	Announced several changes to the company’s Board of Directors, including the appointments of David Fubini, a senior director of McKinsey & Company, Inc., and Lee Roberts, the former chief executive officer of FileNet, to the company's Board of Directors, effective April 5, 2013. W. James Prowse retired from the Board, effective March 31, 2013. Additionally, Gurminder S. Bedi assumed the position of Chairman of the Board, replacing Peter Karmanos, Jr., who had retired from the Board on March 31, 2013.

•	Introduced a new and enhanced Covisint supplier portal that significantly improves simplicity, usability, mobile accessibility and time-to-value.

•	Announced the release of Compuware APM PureStack Technology™, the first solution to finally expose how IT infrastructure conditions impede the performance of critical business applications. Additionally, Compuware APM announced the convergence of dynaTracePurePath® Technology and the Gomez Performance Network, creating the industry’s most powerful User Experience Management (UEM) solution.

•	Announced that Covisint debuted on Healthcare Informatics’ list of the nation’s top 100 healthcare IT vendors.

Use of Non-GAAP Financial Measures

In an effort to provide investors with additional information regarding the Company's results as determined by U.S. generally accepted accounting principles (GAAP), the Company has also disclosed in this press release and the accompanying tables non-GAAP net income and non-GAAP diluted earnings per share. Each of these financial measures excludes the impact of certain items and, therefore, has not been calculated in accordance with GAAP. These non-GAAP financial measures exclude share-based compensation expense; the amortization of acquired software and intangible assets; restructuring charges; advisory fees associated with certain shareholder actions and business transformation; and the related tax impacts of these items. Each of the non-GAAP adjustments is described in more detail below. This press release also contains a reconciliation of each of these non-GAAP measures to its most comparable GAAP financial measure.

Compuware Corporation Reports First Quarter, Fiscal Year 2014 Results
July 23, 2013

We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our operating results because they exclude amounts that management and the board of directors do not consider part of core operating results when assessing the performance of the organization. We believe that inclusion of these non-GAAP financial measures provides consistency and comparability with past reports of financial results and provides consistency in calculations by outside analysts reviewing our results. Accordingly, we believe these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management.

While we believe that these non-GAAP financial measures provide useful supplemental information, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures are not prepared in accordance with GAAP, do not reflect a comprehensive system of accounting and may not be completely comparable to similarly titled measures of other companies due to potential differences in the exact method of calculation between companies. Items such as share-based compensation expense; the amortization of acquired software and intangible assets; restructuring charges; advisory fees associated with certain shareholder actions and business transformation; and the related tax impacts of these items that are excluded from our non-GAAP financial measures can have a material impact on net earnings. As a result, these non-GAAP financial measures have limitations and should not be considered in isolation from, or as a substitute for, net earnings, cash flow from operations or other measures of performance prepared in accordance with GAAP. We compensate for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reconciling the non-GAAP financial measures to their most comparable GAAP financial measure. Investors are encouraged to review the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures that are included elsewhere in this press release.

The following discusses the reconciling items from our non-GAAP financial measures to the most comparable GAAP financial measures:

Share-based compensation expense. Our non-GAAP financial measures exclude the compensation expenses required to be recorded by GAAP for equity awards to employees and directors. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding expenses related to share-based compensation, because these costs are generally fixed at the time an award is granted, are then expensed over several years and generally cannot be changed or influenced by management once granted.

Amortization of acquired software and intangible assets. Our non-GAAP financial measures exclude costs associated with the amortization of acquired software and intangible assets. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding amortization of acquired software and intangible assets, because these costs are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

Restructuring charges. Our non-GAAP financial measures exclude restructuring charges, and any subsequent changes in estimates, as they relate to our corporate restructuring activities. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding restructuring charges, in order to provide comparability and consistency with historical operating results.

Compuware Corporation Reports First Quarter, Fiscal Year 2014 Results
July 23, 2013

Advisory fees associated with certain shareholder actions and business transformation. During the fourth quarter of fiscal 2013, in response to an unsolicited, nonbinding offer to purchase the outstanding shares of the Company from a shareholder, the Company announced its willingness to consider other viable offers. The Company continues to incur unplanned consultant fees to analyze the business, review additional requests for information from other interested parties and to implement business transformation plans. Management and the board of directors believe it is useful in evaluating corporate performance during a particular time period to review the supplemental non-GAAP financial measures, excluding such costs, in order to provide comparability and consistency with historical operating results.

Provision for income taxes on above pre-tax non-GAAP adjustments. Our non-GAAP financial measures exclude the tax impact of the above pre-tax non-GAAP adjustments. This amount is calculated using the tax rates of each country to which these pre-tax non-GAAP adjustments relate. Management excludes the non-GAAP adjustments on a net-of-tax basis in evaluating our performance. Therefore, we exclude the tax impact of these charges when presenting non-GAAP financial measures.

Compuware Corporation

Compuware Corporation, the technology performance company, provides software, experts and best practices to ensure technology works well and delivers value. Compuware solutions make the world’s most important technologies perform at their best for leading organizations worldwide, including 46 of the top 50 Fortune 500 companies and 12 of the top 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

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Conference Call Information

Compuware will today hold a conference call to discuss these results at 5 p.m. Eastern time (21:00 GMT). To join the conference call, interested parties in the United States should call 800-230-1059. For international access, the conference call number is +1-612-234-9959. No password is required. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site. A conference call presentation is also available on the site.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 295782.

Press Contact

Lisa Elkin, Senior Vice President, Marketing, Communications and Investor Relations, +1-313-227-7345

Certain statements in this release that are not historical facts, including those regarding the Company’s future plans, objectives and expected performance, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this release. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company’s reports filed with the Securities and Exchange Commission. Readers are cautioned to consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law.

Compuware Corporation Reports First Quarter, Fiscal Year 2014 Results
July 23, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF JUNE 30,
ASSETS
	2013	2012
CURRENT ASSETS:
Cash and cash equivalents	$81,329	$83,507
Accounts receivable, net	354,404	359,610
Deferred tax asset, net	43,062	42,784
Income taxes refundable	4,674	8,470
Prepaid expenses and other current assets	35,733	34,489
Total current assets	519,202	528,860

PROPERTY AND EQUIPMENT, LESS ACCUMULATED
DEPRECIATION AND AMORTIZATION	297,405	316,363

CAPITALIZED SOFTWARE AND OTHER
INTANGIBLE ASSETS, NET	113,748	118,343

ACCOUNTS RECEIVABLE	181,343	206,004
DEFERRED TAX ASSET, NET	30,587	39,803
GOODWILL	724,800	791,946
OTHER ASSETS	30,451	36,534

TOTAL ASSETS	$1,897,536	$2,037,853

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$12,900	$17,842
Accrued expenses	92,002	82,844
Income taxes payable	24,729	3,168
Deferred revenue	386,105	406,476
Total current liabilities	515,736	510,330

LONG TERM DEBT	15,000	36,500

DEFERRED REVENUE	294,988	334,537

ACCRUED EXPENSES	17,985	26,822

DEFERRED TAX LIABILITY, NET	54,588	82,904
Total liabilities	898,297	991,093

SHAREHOLDERS' EQUITY:
Common stock	2,141	2,166
Additional paid-in capital	731,622	691,485
Retained earnings	280,780	372,487
Accumulated other comprehensive loss	(15,304)	(19,378)
Total shareholders' equity	999,239	1,046,760

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,897,536	$2,037,853

Compuware Corporation Reports First Quarter, Fiscal Year 2014 Results
July 23, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED
	JUNE 30,

	2013	2012
REVENUES:
Software license fees	$35,406	$33,994
Maintenance fees	98,528	102,949
Subscription fees	20,785	20,479
Professional services fees	48,696	48,152
Application services fees	24,101	20,587
Total revenues	227,516	226,161

OPERATING EXPENSES:
Cost of software license fees	5,406	4,825
Cost of maintenance fees	8,221	8,946
Cost of subscription fees	8,147	7,393
Cost of professional services	40,349	42,301
Cost of application services	24,261	17,721
Technology development and support	26,535	26,497
Sales and marketing	59,493	62,190
Administrative and general	38,228	39,725
Restructuring costs	5,112	-
Total operating expenses	215,752	209,598

INCOME FROM OPERATIONS	11,764	16,563

OTHER INCOME, NET	202	52

INCOME BEFORE INCOME TAXES	11,966	16,615

INCOME TAX PROVISION	1,999	6,147

NET INCOME	$9,967	$10,468

DILUTED EPS COMPUTATION
Numerator: Net income	$9,967	$10,468
Denominator:
Weighted-average common shares outstanding	213,640	217,510
Dilutive effect of stock awards	6,054	3,886
Total shares	219,694	221,396
Diluted EPS	$0.05	$0.05

Compuware Corporation Reports First Quarter, Fiscal Year 2014 Results
July 23, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	THREE MONTHS ENDED
	JUNE 30,
	2013	2012
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$9,967	$10,468
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	16,452	15,369
Stock award compensation	10,437	8,289
Deferred income taxes	(14,148)	(884)
Other	13	9
Net change in assets and liabilities, net of effects from currency fluctuations:
Accounts receivable	60,935	84,862
Prepaid expenses and other assets	1,871	(685)
Accounts payable and accrued expenses	(25,892)	(36,468)
Deferred revenue	(41,987)	(68,088)
Income taxes	11,002	5,253
Net cash provided by operating activities	28,650	18,125

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of:
Property and equipment	(1,667)	(2,244)
Capitalized software	(5,745)	(8,846)
Other	(275)	(600)
Net cash used in investing activities	(7,687)	(11,690)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Proceeds from borrowings	26,500	41,000
Payments on borrowings	(29,500)	(49,500)
Net proceeds from exercise of stock awards including excess tax benefits	7,105	2,517
Employee contribution to common stock purchase plans	651	818
Repurchase of common stock	(4,962)	(14,075)
Dividends	(26,741)	-
Other	(299)	-
Net cash used in financing activities	(27,246)	(19,240)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	(2,261)	(2,868)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(8,544)	(15,673)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	89,873	99,180

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$81,329	$83,507

Compuware Corporation Reports First Quarter, Fiscal Year 2014 Results
July 23, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER
	ENDED
	JUNE 30,		YR - YR
	2013	2012	% Chg
Total Product Software Revenue by Geography
North America	$86,709	$90,600	(4.3%)
International	68,010	66,822	1.8%

Deferred License Fees
Current	$14,849	$19,584	(24.2%)
Long-term	8,926	9,094	(1.8%)

Deferred Maintenance
Current	$290,453	$303,071	(4.2%)
Long-Term	260,188	288,035	(9.7%)

Deferred Subscription
Current	$43,017	$44,766	(3.9%)
Long-Term	6,775	11,715	(42.2%)

Deferred Professional Services	$21,962	$23,453	(6.4%)

Deferred Application Services	$34,923	$41,295	(15.4%)

Other:
Total Company Headcount	4,363	4,560	(4.3%)

Total DSO (Billed)	59.5	61.0
Total DSO	140.0	143.1

Stock-based compensation expense

Cost of maintenance fees	$178	$217	(18.0%)
Cost of subscription fees	29	35	(17.1%)
Cost of professional services	84	92	(8.7%)
Cost of application services	486	322	50.9%
Technology development and support	575	644	(10.7%)
Sales and marketing	2,776	1,784	55.6%
Administrative and general	4,518	5,195	(13.0%)
Restructuring costs	1,791	-	N/	A

Total stock-based compensation expense before income taxes	$10,437	$8,289	25.9%

Compuware Corporation Reports First Quarter, Fiscal Year 2014 Results
July 23, 2013

COMPUWARE CORPORATION AND SUBSIDIARIES
BUSINESS UNIT RESULTS OF OPERATIONS
(In Thousands)

						Covisint	Unallocated
					Professional	Application	Expenses
Quarter Ended:	APM	Changepoint	Mainframe	Uniface	Services	Services	& Eliminations	Total

June 30, 2013

Software license fees	$22,011	$2,196	$9,732	$1,467	-	-	-	$35,406
Maintenance fees	23,704	4,127	63,458	7,239	-	-	-	98,528
Subscription fees	20,132	653	-	-	-	-	-	20,785
Professional services fees	7,602	3,569	69	1,124	$36,986	-	$(654)	48,696
Application services fees	-	-	-	-	-	$24,101	-	24,101
Total revenues	73,449	10,545	73,259	9,830	36,986	24,101	(654)	227,516

Total operating expenses	74,046	10,314	19,176	5,170	30,632	25,423	50,991	215,752

Income (loss) from operations	$(597)	$231	$54,083	$4,660	$6,354	$(1,322)	$(51,645)	$11,764
Contribution margin %	(0.8%)	2.2%	73.8%	47.4%	17.2%	(5.5%)		5.2%

Operating expenses include:
Stock awards compensation	$2,823	$3	$534	$5	$64	$486	$6,522	$10,437
Amortization of purchased software	$2,276	$-	$-	$-	$-	$94	$-	$2,370
Amortization of other acquired intangible assets	$1,694	$-	$-	$-	$-	$99	$-	$1,793

June 30, 2012

Software license fees	$22,357	$793	$9,050	$1,794	-	-	-	$33,994
Maintenance fees	20,765	4,130	70,546	7,508	-	-	-	102,949
Subscription fees	19,852	627	-	-	-	-	-	20,479
Professional services fees	8,195	3,444	293	1,176	$35,044	-	-	48,152
Application services fees	-	-	-	-	-	$20,587	-	20,587
Total revenues	71,169	8,994	79,889	10,478	35,044	20,587	-	226,161

Operating expenses	76,096	9,689	22,845	5,419	28,920	18,016	$48,613	209,598

Income (loss) from operations	(4,927)	(695)	57,044	5,059	6,124	2,571	(48,613)	16,563
Contribution margin %	(6.9%)	(7.7%)	71.4%	48.3%	17.5%	12.5%		7.3%

Operating expenses include:
Stock awards compensation	$1,504	$15	$961	$27	$73	$322	$5,387	$8,289
Amortization of purchased software	$2,259	$-	$-	$-	$-	$148	$-	$2,407
Amortization of other acquired intangible assets	$1,850	$-	$-	$-	$-	$113	$-	$1,963

Compuware Corporation Reports First Quarter, Fiscal Year 2014 Results
July 23, 2013

COMPUWARE CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED
	JUNE 30,
	2013	2012

NET INCOME	$9,967	$10,468

STOCK COMPENSATION (EXCLUDING RESTRUCTURING STOCK COMPENSATION)	8,646	8,289
AMORTIZATION OF PURCHASED SOFTWARE	2,370	2,407
AMORTIZATION OF ACQUIRED INTANGIBLES	1,793	1,963
RESTRUCTURING EXPENSES	5,112	-
ADVISORY FEES	1,156	-

TOTAL ADJUSTMENTS	19,077	12,659
INCOME TAX EFFECT OF ADJUSTMENTS	(6,627)	(4,042)

NON-GAAP NET INCOME	$22,417	$19,085

DILUTED EARNINGS PER SHARE - GAAP	$0.05	$0.05

STOCK COMPENSATION (EXCLUDING RESTRUCTURING STOCK COMPENSATION)	0.04	0.04
AMORTIZATION OF PURCHASED SOFTWARE	0.01	0.01
AMORTIZATION OF ACQUIRED INTANGIBLES	0.01	0.01
RESTRUCTURING EXPENSES	0.02	-
ADVISORY FEES	0.01	-

TOTAL ADJUSTMENTS	0.09	0.06
INCOME TAX EFFECT OF ADJUSTMENTS	(0.03)	(0.02)

NON-GAAP DILUTED EPS	$0.10	$0.09

DILUTED SHARES OUTSTANDING	219,694	221,396